UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2026

Fortress Net Lease REIT

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56632	92-1937121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 29, 2026, FNLR OP LP, as borrower (the “Borrower”), Fortress Net Lease REIT, as guarantor (the “Company”), the other guarantors party thereto (together with the Company, the “Guarantors” and, collectively with the Borrower, the “Loan Parties”), entered into that certain Fifth Amendment to Credit Agreement (the “Fifth Amendment”) with each lender party thereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”), amending that certain Credit Agreement, initially dated August 13, 2024 and as most recently amended on November 20, 2025 (and as amended by the Fifth Amendment, the “Credit Agreement”), among the Loan Parties, the lenders party thereto and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to such terms in the Credit Agreement.

Pursuant to the Fifth Amendment, the aggregate principal amount of the Credit Facilities was increased from $1,650,000,000 to $1,800,000,000 in the form of (i) an increase in the aggregate commitments to the revolving credit facility from $1,347,500,000 to $1,475,000,000 (the “Revolving Credit Facility”), and (ii) an increase in the term loan facility from $302,500,000 to $325,000,000 (the “Term Loan Facility”; and together with the Revolving Credit Facility, collectively, the “Credit Facilities”). In addition, the Fifth Amendment (x) increased from 15% to 30% the cap on the Borrowing Base Value attributable to Borrowing Base Properties that have Commercial Net Leases with tenants that are retail branches of banks, credit unions, or other financial institutions, (y) updated the calculations of unused fee, and (z) clarified the lenders entitled to the unused fee. Old National Bank also joined as a new lender.

The foregoing description is only a summary of the material provisions of the Fifth Amendment and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8‑K (this “Current Report”) and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Fifth Amendment to Credit Agreement, dated January 29, 2026, by and among FNLR OP LP, as borrower, Fortress Net Lease REIT, as guarantor, the other guarantors party thereto, Old National Bank, as a new lender, each other lender party thereto, and Bank of America, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Net Lease REIT

Dated: February 4, 2026	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer